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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                           Reported) December 17, 1998

         HEADLANDS MORTGAGE SECURITIES INC., (as sponsor under the Sale and Servicing Agreement, dated as of December 1, 1998, providing for the issuance of Headlands Home Equity Loan Trust 1998-2, Home Equity Loan Asset-Backed Notes).

                       Headlands Mortgage Securities Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                       333-28031              68-0397342
-------------------------------         ------------         -------------------
(State or Other Jurisdiction of         (Commission          (I.R.S. Employer
Incorporation)                          File Number)         Identification No.)

900 Larkspur Landing Circle                                         94939
Suite 240                                                       ---------
Larkspur, California                                            (Zip Code)
--------------------
(Address of Principal Executive
Offices)

Registrant's telephone number, including area code    (415) 925-5442
                                                      --------------

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Item 5.  Other Events

         In connection with the offering of the Home Equity Loan Asset-Backed Notes, Series 1998-2, Class A-1, Class A-2 and Class A-3 Notes, of which Headlands Home Equity Loan Trust 1998-2 is the issuer as described in a Prospectus Supplement dated as of December 17, 1998 to the Prospectus dated as of July 17, 1997, certain "Collateral Term Sheets" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

Item 7.  Financial  Statements, Pro Forma Financial Information and Exhibits.

         (a)   Not applicable.

         (b)   Not applicable.

         (c) Exhibit 99.1. Related Computational Materials (as defined in Item 5 above).


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HEADLANDS MORTGAGE
                                          SECURITIES INC.

                                        By: /s/ Kristen Decker
                                            ------------------
                                            Name: Kristen Decker
                                            Title: Senior Vice President

Dated: December 17, 1998


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                                  Exhibit Index

Exhibit                                                                    Page

99.1.    Related Computational Materials (as defined in Item 5 above).



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